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                                                                   EXHIBIT 10.87

                              AMENDMENT NUMBER TEN
                        COUNTRYWIDE FINANCIAL CORPORATION
                             1991 STOCK OPTION PLAN

         WHEREAS, the Board of Directors of Countrywide Financial Corporation (the "Company") declared a stock dividend effective as of December 17, 2003, which represents a 4-for-3 split of the Company's common stock;

         WHEREAS, pursuant to Section 8(a) of the Countrywide Financial Corporation 1991 Stock Option Plan (the "1991 Stock Plan"), the Compensation Committee of the Board of Directors ("the Committee") shall conclusively determine the appropriate adjustments, if any, to the maximum number and class of Shares or other stock or securities with respect to which Options may be granted under the Plan, the number and class of Shares or other stock or securities which are subject to outstanding Options granted under the 1991 Plan and the purchase price therefore, if applicable;

         WHEREAS, the Committee wishes to amend Section 8(a) to enable the Board to make such adjustments by resolution, or, alternatively, for such adjustments to be automatic;

         NOW THEREFORE, the Plan is amended to read as follows effective December 17, 2003.

         1. Section 4(a) of the Plan is hereby deleted and new Section 4(a) is inserted in its place as follows:

                  "(a)     The maximum number of Shares that may be made the
                  subject of options granted under the Plan is 2,200,000 Shares or the number and kind of shares of stock or other securities to which such Shares are adjusted upon a change in Capitalization pursuant to Section 8 and the Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board."

         2. Section 5(b) of the Plan is hereby deleted and new Section 5(b) is inserted in its place as follows:

                  "(b)     Number of Shares. Each Director Option granted shall
                  be in respect of a number of Shares equal to the lesser of (i) 6,667 multiplied by a fraction, the numerator of which is the earnings per Share on a fully diluted basis of the Company for the fiscal year of the Company ended immediately before the date of grant of the Director Option (as reported in the audited Financial Statements included in the Company's annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), but in no event less than zero) (the "EPS Numerator Amount) and the denominator of which is $.76 or (ii) 6,667 multiplied by a fraction,

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                  the numerator of which is the EPS Numerator Amount and the denominator of which is the earnings per share on a fully diluted basis of the Company for the fiscal year immediately preceding the fiscal year in which the EPS Numerator Amount is determined as reported in the Company's Annual Report on Form 10-K filed with the SEC (in either case adjusted proportionately in the event the Company (a) declares a dividend on the Shares payable in Shares, (b) subdivides the outstanding Shares, (c) combines the outstanding Shares into a smaller number of Shares, or (d) issues any shares of its capital stock in a reclassification of the Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation))."

         3. Section 8(a) is hereby deleted and a new Section 8(a) is inserted in its place as follows:

                  "(a) Subject to Section 9, in the event of a Change in Capitalization, the Committee or the Board shall conclusively determine the appropriate adjustments, if any, to the maximum number and class of Shares or other stock or securities with respect to which Options may be granted under the Plan, the number and class of Shares or other stock or securities which are subject to outstanding Options granted under the Plan, and the purchase price therefore, if applicable. In the event the Committee or Board do not otherwise act pursuant to its prescribed authority, that in the event of a stock split, the number of shares available under the Plan or subject to any individual limits or award type limitations shall be automatically adjusted to reflect the ratio of the stock split. Additionally any outstanding Awards shall be adjusted by proportionately increasing the number of shares covered by, and for stock options, proportionately decreasing the exercise price set forth in, the applicable options."

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

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         IN WITNESS WHEREOF, The Company has caused this Amendment Number Ten to be executed by its duly authorized officer this 14th day of April, 2004.

                                        Countrywide Financial Corporation

                                        By: /s/ Thomas H. Boone
                                            ------------------------------------
                                                Thomas H. Boone
                                                Managing Director,
                                                Chief Administrative Officer

/s/ Gerard A. Healy
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Gerard A. Healy
Assistant Secretary